                                                                    Exhibit 99

                   BOATMEN'S NATIONAL BANK OF ST. LOUIS
         MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                   APRIL 1, 1997 THROUGH APRIL 30, 1997



A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance						                              $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage					                              	28.11%
    (ii)  Class A-1 Notes Balance					                         	$85,300,000.00
    (iii) Class A-1 Notes Rate					                                    5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage				                              		34.41%
    (ii)  Class A-2 Notes Balance				                        		$104,427,000.00
    (iii) Class A-2 Notes Rate	                                     					5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				33.47%
    (ii)  Class A-3 Notes Balance					                        	$101,576,574.00
    (iii) Class A-3 Notes Rate					                                     	6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage					                          	4.00%
    (ii)  Class B Certificates Balance					                    	$12,137,649.00
    (iii) Class B Certificates Rate			                                			6.35%
(F) Servicing Fee Rate						                                             1.00%
(G) Weighted Average Coupon (WAC)					                                  	8.51%
(H) Weighted Average Original Maturity (WAOM)					                54.09 months
(I) Weighted Average Remaining Maturity (WAM)						               42.79 months
(J) Number of Receivables				                                         		32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage					                2.00%
    (ii)  Reserve Account Initial Deposit					                   $6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c)
          if 1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
            (a) Percent of Initial Pool Balance				                    		2.00%
            (b) Percent of Remaining Pool Balance					                   3.25%
            (c) Trigger Percent of Remaining Pool Balance					           6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance			                              			$103,854,982.20
(B) Total Note and Certificate Pool Factor			                     			0.3422573
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance					                                   	$0.00
    (ii) Class A-1 Notes Pool Factor		                           				0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance				                                    	$0.00
    (ii) Class A-2 Notes Pool Factor		                           				0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance					                          	$91,717,333.20
    (ii) Class A-3 Notes Pool Factor						                           0.9029378
(F) Class B Certificates
    (i)  Class B Certificates Balance					                     	$12,137,649.00
    (ii) Class B Certificates Pool Factor				                      		1.0000000
(G) Reserve Account Balance					                                	$6,068,824.46
(H) Cumulative Net Losses for All Prior Periods					             $1,580,930.39
(I) Net Loss Ratio for Second Preceding Period			                     			0.60%
(J) Net Loss Ratio for Preceding Period					                            	0.83%
(K) Delinquency Ratio for Second Preceding Period					                  	0.56%
(L) Delinquency Ratio for Preceding Period				                         		0.65%
(M) Weighted Average Coupon (WAC)					                                  	8.56%
(N) Weighted Average Remaining Maturity (WAM)					                27.87 months
(O) Number of Receivables					                                         	17,705

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections		                            				$6,941,819.76
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal					             0.00
    (iv) Other Refunds Related to Principal					                         	0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections			                                			710,078.77
    (ii)  Repurchased Loan Proceeds Related to Interest				              	0.00
(C) Weighted Average Coupon (WAC)					                                  	8.57%
(D) Weighted Average Remaining Maturity (WAM)				                 months	27.19
(E) Remaining Number of Receivables			                               			16,866
(F) Delinquent Receivables
                                		Dollar Amount 	            	# Units
                                  -------------               -------
    (i)  30-59 Days Delinquent				   1,890,816     	1.95%      	300    		1.78%
    (ii)  60-89 Days Delinquent		    		207,817     	0.21%       	48     	0.28%
    (iii) 90 Days or More Delinquent			226,707     	0.23%       	32    		0.19%
(G) Repossessions
                              				Dollar Amount             		# Units
                                  -------------               -------
                                   				216,102     	0.22%       	30    		0.18%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------

(A) Reserve Account Investment Income 					                        	$28,402.74
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period					                           	35,698.93
(C) Liquidated Receivables Information
    (i)   Not Used				                                                  		0.00
    (ii)  Not Used				                                                  		0.00
    (iii) Recoveries on Previously Liquidated Contracts					         16,794.65
(D) Aggregate Net Losses for Collection Period					                  18,904.28
(E) Actual Number of Days in Interest Period					                       	30.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections			                                     			$710,078.77
(B) Not Used				                                                        		0.00
(C) Repurchased Loan Proceeds Related to Interest					                  	 0.00
(D) Recoveries from Prior Month Charge Offs                          16,794.65
(E) Investment Earnings from the Reserve Account					                28,402.74
(F) Total Interest Collections					                                	755,276.16

Principal:
(G) Principal Payments Received				                            		$6,941,819.76
(H) Not Used		                                                        				0.00
(I) Repurchased Loan Proceeds Related to Principal					                   0.00
(J) Other Refunds Related to Principal	                              					0.00
(K) Total Principal Collections					                             	6,941,819.76

(L) Total Collections					                                      	$7,697,095.92


II. DISTRIBUTIONS						                                        		Per $1,000 of
-----------------                                    					 			Original Balance
                                                              ----------------
(A) Total Interest Collections				        	     	$755,276.16
(B) Servicing Fee 					                          	$86,545.82 	           	0.29

Interest                                                 								Per $1,000 of
(C) Class A-1 Notes Monthly Interest							                   Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Interest Due					   	$0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid
          (after reserve fund draw)		                   0.00               		0
                                                      -------
    (iii) Class A-1 Notes Monthly Interest Shortfall
          (after reserve fund draw)	                   $0.00 	              	0

(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due					   	$0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid
          (after reserve fund draw)		                   0.00               		0
                                                      ------
    (iii) Class A-2 Notes Monthly Interest Shortfall
          (after reserve fund draw)	                  	$0.00 	              	0

(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due			$466,229.78     		4.589934064
    (ii)  Class A-3 Notes Monthly Interest Paid
          (after reserve fund draw)		         				466,229.78     		4.589934064
                                                  ----------
    (iii) Class A-3 Notes Monthly Interest Shortfall
          (after reserve fund draw)	              					$0.00               		0

(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly
          Interest Due 	                          $64,228.39 	    	5.291666667
    (ii)  Class B Certificates Monthly Interest
          Paid  (after reserve fund draw)	    					64,228.39 	    	5.291666667
                                                  ----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)	    					$0.00 	              	0

(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)                 			$530,458.17
(H) Excess Interest						                        $138,272.17

Principal
(I) Total Principal Collections					          	$6,941,819.76
(J) Draw on Reserve Fund for realized losses 						35,698.93
(K) Total Amount Available for Principal
    Distribution 					                         $6,977,518.69   		Per $1,000 of
(L) Class A-1 Notes Monthly Principal							                 	Original Balance
                                                              ----------------
    (i)   Class A-1 Notes Monthly Principal Due			   			0.00               		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		               				0.00 	              	0
                                                   ---------
    (iii) Class A-1 Notes Monthly Principal Shortfall
          (after reserve fund draw)               						0.00 	              	0

(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due					   	0.00               		0
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		               				0.00               		0
                                                   ---------
    (iii) Class A-2 Notes Monthly Principal Shortfall
          (after reserve fund draw)			               			0.00 	              	0

(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due	6,977,518.69 	    	68.69220348
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)					       	6,977,518.69     		68.69220348
                                                ------------
    (iii) Class A-3 Notes Monthly Principal Shortfall
          (after reserve fund draw)               						0.00               		0

(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due				0.00               		0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	               					0.00 	              	0
                                                    --------
    (iii) Class B Certificates Monthly Principal
          Shortfall (after reserve fund draw)	     					0.00 	              	0

(P) Total Note and Certificate Principal Paid			6,977,518.69
(Q) Total Distributions					                   	7,594,522.68
(R) Excess Servicing Releases from Reserve
    Account to Servicer	                     					102,573.24
(S) Amount of Draw from Reserve Account						      35,698.93
(T) Draw from Reserve Account plus Total
    Available Amount		                      				7,732,794.85

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                         			    	Beginning	            	End
                                         		    		of Period	         	of Period
                                                 ---------           ---------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance	 		    	$103,854,982.20     	$96,877,463.51
    (ii)   Total Note and Certificate
           Pool Factor		                       		0.3422573         		0.3192627
    (iii)  Class A-1 Notes Balance			                	0.00              		0.00
    (iv)   Class A-1 Notes Pool Factor	       			0.0000000         		0.0000000
    (v)    Class A-2 Notes Balance		                		0.00              		0.00
    (vi)   Class A-2 Notes Pool Factor		       		0.0000000         		0.0000000
    (vii)  Class A-3 Notes Balance			       	91,717,333.20     		84,739,814.51
    (viii) Class A-3 Notes Pool Factor	       			0.9029378         		0.8342456
    (ix)   Class B Certificates Balance			  	12,137,649.00 	    	12,137,649.00
    (x)    Class B Certificate Pool Factor		   		1.0000000         		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)			          	8.56%             		8.57%
    (ii)  Weighted Average Remaining
          Maturity (WAM)                      months	27.87       	months 27.19
    (iii) Remaining Number of Receivables		   	    	17,705            		16,866
    (iv)  Portfolio Receivable Balance			 	$103,854,982.20    		$96,877,463.51

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------

(A) Beginning Reserve Account Balance							                     $6,068,824.46
(B) Draw for Realized losses							                                 	35,698.93
(C) Draw for Servicing Fee							                                        	0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates				 				35,698.93
(I) Excess Interest							                                         	138,272.17
(J) Reserve Account Balance Prior to Release							              	6,171,397.70

(K) Reserve Account Required Amount							                       	6,068,824.46

(L) Final Reserve Account Required Amount							                 	6,068,824.46

(M) Reserve Account Release to Servicer							                     	102,573.24

(N) Ending Reserve Account Balance							                        	6,068,824.46

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period 	                       							$35,698.93
(B) Liquidated Contracts
    (i)   Not Used					                                                			0.00
    (ii)  Not Used						                                                		0.00
    (iii) Recoveries on Previously Liquidated Contracts					      			16,794.65
(C) Aggregate Net Losses for Collection Period		               						18,904.28
(D) Net Loss Ratio for Collection Period (annualized)						            		0.23%
(E) Cumulative Net Losses for all Periods							                 	1,599,834.67
(F) Delinquent Receivables
			                              	Dollar Amount 	            	# Units
                                  -------------               -------
    (i)   30-59 Days Delinquent		   		1,890,816    	1.95%        	300 	 	1.78%
    (ii)  60-89 Days Delinquent			     	207,817    	0.21%         	48  		0.28%
    (iii) 90 Days or More Delinquent				226,707    	0.23%         	32  		0.19%

(G) Repossessions
	                              			Dollar Amount 	            	# Units
                                  -------------               -------
                                    				216,102    	0.22%         	30  		0.18%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                       	0.60%
    (ii) Preceding Collection Period				                             				0.83%
    (iii) Current Collection Period			                              					0.23%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.55%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More
    to the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period			                       					0.56%
    (ii) Preceding Collection Period					                              		0.65%
    (iii) Current Collection Period						                              		0.45%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.55%

(C) Loss and Delinquency Trigger Indicator							       	Trigger was not hit




The undersigned officers of The Boatmen's National Bank of St. Louis, as servicer, pursuant to the Sale and Servicing Agreement hereby certify to the best of their knowledge and belief that the above information is true and correct.





/s/ Carolyn F. Geiger					/s/ Leslie J. Fitzpatrick
----------------------		  -------------------------
    Carolyn F. Geiger			    		Leslie J. Fitzpatrick
       Vice President 	   				Senior Vice President